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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 10, 2005

                          THE A CONSULTING TEAM, INC.
              ---------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          NEW YORK                      0-22945                13-3169913
----------------------------       ----------------         -------------------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE               (IRS
  EMPLOYER OF INCORPORATION)             NUMBER)            IDENTIFICATION NO.)


                 200 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10003
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 979-8228

         --------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 2.02 Results of Operations and Financial Condition.

         A description of an event affecting the Registrant is set forth in the Registrant's press release dated August 10, 2005 attached hereto as Exhibit Number 99 which is incorporated by reference herein in its entirety.


Item 9.01 Financial Statements and Exhibits.

         Exhibits        Description
         --------        -----------
            99           Press Release Issued August 10, 2005



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     THE A CONSULTING TEAM, INC.
                                     ---------------------------
                                              Registrant


Date: August 10, 2005


                                     By: /s/ Richard D. Falcone
                                         ---------------------------------
                                         Name: Richard D. Falcone
                                         Title: Treasurer and Chief
                                                Financial Officer





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                                  EXHIBIT INDEX

         EXHIBIT NO.      DESCRIPTION
         -----------      -----------
             99           Press release dated August 10, 2005